SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                     FORM T1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)


                                  HSBC Bank USA
               (Exact name of trustee as specified in its charter)

                New York                                    161057879
                (Jurisdiction of incorporation              (I.R.S. Employer
                or organization if not a U.S.               Identification No.)
                national bank)

                140 Broadway, New York, NY                  100051180
                (212) 6581000                               (Zip Code)
                (Address of principal executive offices)

                               Warren L. Tischler
                              Senior Vice President
                                  HSBC Bank USA
                                  140 Broadway
                          New York, New York 10005-1180
                               Tel: (212) 658-5167
            (Name, address and telephone number of agent for service)

                              WORLDWIDE FIBER INC.
               (Exact name of obligor as specified in its charter)

               Alberta, Canada                             Not Applicable
               (State or other jurisdiction                (I.R.S. Employer
               of incorporation or organization)           Identification No.)

               1510-1066 West Hastings Street
               Vancouver, BC Canada                        V6E 3X1
               (604) 681-1994                              (Zip Code)
               (Address of principal executive offices)

                            12% Senior Notes due 2009


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                         (Title of Indenture Securities)

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                                      -3-

                                     General


Item 1. General Information.

     Furnish the following information as to the trustee:

          (a) Name and address of each examining or supervisory authority to which it is subject.

          State of New York Banking Department.

          Federal Deposit Insurance Corporation, Washington, D.C.

          Board of Governors of the Federal Reserve System, Washington, D.C.

          (b) Whether it is authorized to exercise corporate trust powers.

                                    Yes.

Item 2.  Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

                                    None

Item 16.  List of Exhibits

Exhibit

T1A(i)   (1) Copy of the Organization Certificate of HSBC Bank USA.

T1A(ii) (1) Certificate of the State of New York Banking Department dated December 31, 1993 as to the authority of HSBC Bank USA to commence business as amended effective on March 29, 1999.

T1A(iii) Not applicable.

T1A(iv) (1) Copy of the existing By-Laws of HSBC Bank USA as adopted on January 20, 1994 as amended on October 23, 1997.

T1A(v)   Not applicable.

T1A(vi) (2) Consent of HSBC Bank USA required by Section 321(b) of the Trust Indenture Act of 1939.



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                                      -4-


T1A(vii) Copy of the latest report of condition of the trustee (June 30, 1999), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii) Not applicable.

T1A(ix)  Not applicable.

     Exhibits previously filed with the Securities and Exchange Commission with registration No. 022-22429 and incorporated herein by reference thereto.

     Exhibit previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.



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                                      -5-

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 9th day of September, 1999.

                                  HSBC BANK USA


                                  By:   /s/ Frank J. Godino
                                       --------------------------------
                                         Frank J. Godino
                                         Vice President

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                                                               Exhibit T1A (vii)

                               Board of Governors of the Federal Reserve System OMB Number: 71000036
                               Federal Deposit Insurance Corporation
                               OMB Number: 30640052
                               Office of the Comptroller of the Currency
                               OMB Number: 15570081

Federal Financial Institutions Examination
Council                                      Expires March 31, 2000      1

Please refer to page i,

                               Table of Contents, for
                               the required disclosure
                               of estimated burden.


Consolidated Reports of Condition            (19980930)     and Income for
A Bank With Domestic and Foreign             (RCRI 9999)    Offices--FFIEC 031

Report at the close of business June 30, 1999

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This report is required by law; 12 U.S.C. ss.324 (State            This report form is to be filed by banks with branches
member banks); 12 U.S.C.  ss. 1817 (State nonmember banks);        and consolidated subsidiaries in U.S. territories and
and 12 U.S.C. ss.161 (National banks).                             possessions, Edge or Agreement subsidiaries, foreign
                                                                   branches, consolidated foreign subsidiaries, or
                                                                   International Banking Facilities.

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National Banks.


                                                                   The Reports of Condition and Income are to be prepared in
I,  Gerald A. Ronning, Executive VP & Controller                   accordance with Federal regulatory authority instructions.
   Name and Title of Officer Authorized to Sign Report
                                                                   We, the undersigned directors (trustees), attest to the
of the named bank do hereby declare that these Reports             correctness of this Report of Condition (including the supporting
of Condition and Income (including the supporting                  schedules) and declare that it has been examined by us and to
schedules) have been prepared in conformance with the              the best of our knowledge and belief has been prepared in con-
instructions issued by the appropriate Federal regula-             formance with the instructions issued by the appropriate
tory authority and are true to the best of my know-                Federal regulatory authority and is true and correct.
ledge and belief.

/s/ Gerald A. Ronning                                              /s/ Bernard J. Kennedy
Signature of Officer Authorized to Sign Report                     Director (Trustee)
                                                                   /s/ Malcolm Burnet
             July 23, 1999                                         Director (Trustee)
-----------------------------------------------------------        /s/ Sal H. Alfieri
Date of Signature                                                  Director (Trustee)
----------------------------------------------------------------------------------------------------------------------------------

  Submission of Reports

  Each Bank must prepare its Reports of Condition and                For electronic filing assistance, contact EDS Call Report
  Income either:                                                     Services, 2150 N. Prospect Ave., Milwaukee, WI 53202,
                                                                     telephone (800) 255-1571.
  a    in electronic form and then file the computer data
       file directly with the banking agencies' collection           To fulfill the signature and attestation requirement for the
       agent, Electronic Data System Corporation (EDS), by           Reports of Condition and Income for this report date, attach
       modem or computer diskette; or                                this signature page to the hardcopy of the completed report that the bank places in its files.
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  b)   in hard-copy (paper) form and arrange for another party to convert the paper report to automated form. That party (if other than EDS) must transmit the bank's computer data file to EDS.

-------------------------------------------------------

FDIC Certificate Number
                            0    0     5    8    9
-------------------------------------------------------

                            (RCRI 9030)

-------------------------------------------------------


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http://WWW.BANKING.US.HSBC.COM                                         HSBC Bank USA
---------------------------------------------------------------        -------------------------------------------------------------
Primary Internet Web Address of Bank (Home Page), if any (TEXT         Legal Title of Bank (TEXT 9010)
4087)
(Example:  www.examplebank.com)                                        Buffalo
                                                                       -------------------------------------------------------------
                                                                       City (TEXT 9130)

                                                                       N.Y.
                                                                       14203
                                                                       -------------------------------------------------------------
                                                                       State Abbrev. (TEXT 9200)                           ZIP Code
                                                                       (TEXT 9220)


Board of Governors of the Federal  Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the
Currency
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                                   REPORT OF CONDITION

Consolidating domestic and foreign subsidiaries of the
HSBC Bank USA                                  of  Buffalo
----------------------------------------------------------
  Name of Bank                                   City

in the state of New York, at the close of business June 30, 1999


ASSETS
                                                                                                 Thousands of dollars
Cash and balances due from depository institutions:
                                                                                                -----------------------
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   Non-interest-bearing balances currency and coin ............................................             $ 1,127,147
   Interest-bearing balances ..................................................................               1,390,182
   Held-to-maturity securities ................................................................                       -
   Available-for-sale securities ..............................................................               3,454,383
   Federal funds sold and securities purchased under agreements to resell .....................               3,065,533
Loans and lease financing receivables:

   Loans and leases net of unearned income ......................................  $ 23,063,375
   LESS: Allowance for loan and lease losses ....................................       369,444
   LESS: Allocated transfer risk reserve ........................................             -

   Loans and lease, net of unearned income, allowance, and reserve ............................            $ 22,693,931
   Trading assets .............................................................................                 834,032
   Premises and fixed assets (including capitalized leases) ...................................                 200,386
Other real estate owned .......................................................................                   3,059
Investments in unconsolidated subsidiaries and associated companies ...........................                       -
Customers' liability to this bank on acceptances outstanding ..................................                 219,995
Intangible assets .............................................................................                 484,044
Other assets ..................................................................................                 618,261
Total assets ..................................................................................              34,090,953


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LIABILITIES

Deposits:

   In domestic offices ........................................................................              21,989,426

   Non-interest-bearing .........................................................     3,223,308
   Interest-bearing .............................................................    18,766,118
In foreign offices, Edge and Agreement subsidiaries, and IBFs .................................               5,910,332
   Non-interest-bearing .........................................................             -
   Interest-bearing .............................................................     5,910,332

Federal funds purchased and securities sold under agreements to repurchase ....................                 724,111
Demand notes issued to the U.S. Treasury ......................................................                  93,732
Trading Liabilities ...........................................................................                  47,182
Other borrowed money (including mortgage indebtedness and obligations under capitalized leases):
   With a remaining maturity of one year or less ..............................................               1,011,100
   With a remaining maturity of more than one year through three years ........................                  75,266
   With a remaining maturity of more than three years .........................................                 237,741
Bank's liability on acceptances executed and outstanding ......................................                 219,995
Subordinated notes and debentures .............................................................                 698,152
Other liabilities .............................................................................                 639,805
Total liabilities .............................................................................              31,646,842

EQUITY CAPITAL

Perpetual preferred stock and related surplus .................................................                       -
Common Stock ..................................................................................                 205,000
Surplus .......................................................................................               1,987,736
Undivided profits and capital reserves ........................................................                 277,110
Net unrealized holding gains (losses) on available-for-sale securities ........................                 (25,735)
Accumulated net gain (losses) on cash flow hedges .............................................                       -
Cumulative foreign currency translation adjustments ...........................................                       -
Total equity capital ..........................................................................               2,444,111
Total liabilities and equity capital ..........................................................              34,090,953


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